SUB-ITEM 77Q

A copy of the agreement and other documents relevant to the information sought in Sub-Item 77M are contained in the Trust's Registration Statement on Form N-14AE on behalf of the Fund (File No.333-122915), as filed with the Securities and Exchange Commission via EDGAR on February 18, 2005, under Rule 488 under the Securities Act of 1933. Such documents are incorporated herein be reference.

The Amended and Restated Declaration of Trust for MFS Series Trust II, dated December 16, 2004, is contained in Post-Effective Amendment No. 37 to the Registration Statement for MFS Series Trust II (File Nos. 33-7637 and 811-4775), as filed with the Securities and Exchange Commission via EDGAR on March 30, 2005, under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.

An Amendment, dated March 10, 2005, to the Amended and Restated Declaration of Trust, dated December 16, 2004, is contained in Post-Effective Amendment No. 37 to the Registration Statement (File Nos. 33-7637 and 811-4775), as filed with the Securities and Exchange Commission via EDGAR on March 30, 2005 under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.

An Amendment, dated April 1, 2005, to the Amended and Restated Declaration of Trust, dated December 16, 2004, is contained in Post-Effective Amendment No. 37 to the Registration Statement (File Nos.33-7637 and 811-4775), as filed with the Securities and Exchange Commission via EDGAR on March 30, 2005 under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.

The Amended and Restated By-Laws for MFS Trust II, dated January 1, 2002, as revised December 16, 2004, are contained in Post-Effective Amendment No. 45 to the Registration Statement for MFS Series Trust I (File Nos. 33-7638 and 811-4777), as filed with the Securities and Exchange Commission via EDGAR on December 29, 2004 under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.